                     [BEAR, STEARNS & CO. INC. LETTERHEAD]


                    FAX TRANSMITTAL: Computational Materials


             [ADVANTA LOGO] Revolving Home Equity Loan Trust 1999-A

FAX TO:                                         DATE: 5/17/99
COMPANY:                                        # PAGES (incl. cover): 24
FAX NO:                                         PHONE NO:
FROM:                                           PHONE NO:

      STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,
                             AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear, Stearns & Co. ("Bear Stearns"), not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

                                 [ADVANTA LOGO]

                                 $[247,500,000]
                                  (APPROXIMATE)

                 ADVANTA REVOLVING HOME EQUITY LOAN TRUST 1999-A
      ADVANTA REVOLVING HOME EQUITY LOAN ASSET-BACKED NOTES, SERIES 1999-A

                     ADVANTA MORTGAGE CONDUIT SERVICES, INC.
                                     SPONSOR

                           ADVANTA MORTGAGE CORP. USA
                                 MASTER SERVICER

                           AMBAC ASSURANCE CORPORATION
                                    GUARANTOR


              $[247,500,000] CLASS A NOTES, VARIABLE INTEREST RATE






                             COMPUTATIONAL MATERIALS


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                 [ADVANTA LOGO]
                     REVOLVING HOME EQUITY LOAN TRUST 1999-A
                             Computational Materials


----------------------------------------------------------------------------------------------------------------------------------
                                                                               EXPECTED
                        APPROXIMATE          EXPECTED           AVERAGE       PRINCIPAL                   EXPECTED
      OFFERED              SIZE               RATINGS          LIFE (1)       WINDOW (1)       DAY         FINAL      LEGAL FINAL
    SECURITIES         ($ MILLIONS)        (MOODY'S/S&P)     (CALL / MAT)    (CALL / MAT)     COUNT       MATURITY     MATURITY
----------------------------------------------------------------------------------------------------------------------------------
Class A Notes Notes     $[ 247.5 ]            Aaa/AAA          2.5 / 2.7       79 / 170      Act/360      12/25/05      2/25/25
----------------------------------------------------------------------------------------------------------------------------------

(1)      The notes will be priced to the 10% optional redemption date.


SPONSOR:                            Advanta Mortgage Conduit Services, Inc.

MASTER SERVICER:                    Advanta Mortgage Corp. USA

ORIGINATORS:                        Advanta National Bank and Advanta
                                    Finance Corp.

INDENTURE TRUSTEE:                  Bankers Trust Company of California, N.A.

OWNER TRUSTEE:                      Wilmington Trust Company

BOND INSURER:                       Ambac Assurance Corporation

UNDERWRITERS:                       Bear, Stearns & Co. Inc. and Lehman
                                    Brothers, Inc.

CUT-OFF DATE:                       Opening of business on May 1, 1999.

EXPECTED PRICING DATE:              On or about May [19], 1999.

EXPECTED SETTLEMENT
AND REGISTRATION:                   On or about May [27], 1999 through DTC,
                                    Cedelbank and Euroclear.

PAYMENT DATES:                      The 25th of each month, beginning
                                    June 25, 1999.

CLASS A VARIABLE
RATE NOTES:                         The Trust will issue variable rate notes
                                    ("the Class A Notes") in the aggregate
                                    principal balance of $[247,500,000] (the
                                    "Original Class A Principal Balance"),
                                    collateralized by the Loans.

DENOMINATIONS:                      The Notes will be offered for purchase in
                                    minimum denominations of $1,000 and
                                    multiples of $1 in excess thereof.

LOANS: A pool of adjustable rate home equity revolving credit line loans secured by first or junior mortgages or deeds of trust on residential properties made under certain home equity revolving credit line loan agreements (the "Credit Line Agreements").


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                 ADVANTA REVOLVING HOME EQUITY LOAN TRUST 1999-A
                             Computational Materials



INTEREST ACCRUAL PERIOD:            Interest will accrue from the prior Payment
                                    Date (or in the case of the first Payment
                                    Date, from the Closing Date) through the day preceding the current Payment Date
                                    (Actual/360 basis).

REMITTANCE PERIOD:                  As to any Payment Date, the calendar month
                                    preceding the month of such Payment Date.

RECORD DATE:                        With respect to any Payment Date, the
                                    business day immediately preceding such
                                    Payment Date.

OPTIONAL REDEMPTION DATE:           On the first Payment Date after the
                                    aggregate Class A Principal Balance has
                                    reduced to an amount less than or equal to 10% of the Original Class A Principal
                                    Balance.

STEP-UP COUPON:                     For Payment Dates occurring after the
                                    Optional Redemption Date, the spread to
                                    LIBOR on the Class A Notes will double.

PRICING PREPAYMENT SPEED:           30% CPR, 5% Constant Draw Rate.

SUBSEQUENT DRAWS:                   Any additional balances arising as a result
                                    of draws under the Credit Line Agreements
                                    ("Additional Balance") subsequent to the
                                    Cut-off Date will automatically be assigned to the Trust, and depending on the timing of such draws and the amount of principal collections, may result in a corresponding increase in the Overcollateralization Amount
                                    (defined as the excess of (i) the aggregate pool principal balance over (ii) the outstanding Class A Principal Balance).

CREDIT ENHANCEMENT:                 Credit enhancement with respect to the Class
                                    A Notes will be provided by (1) Excess
                                    Cashflow (as defined on page 7 herein), (2) overcollateralization, and (3) the Ambac
                                    Insurance Policy.

OVERCOLLATERALIZATION:              The Bond Insurer will require that the
                                    Overcollateralization Amount be maintained at a certain specified level (the "Specified
                                    Overcollateralization Amount").

                                    The Bond Insurer may permit the Specified
                                    Overcollateralization Amount to decrease or
                                    "step-down" over time, subject to certain floors and triggers. If certain trigger(s) are hit, the specified overcollateralization increases.

                                    The Overcollateralization Amount as of the Closing Date is expected to be less than the Specified Overcollateralization Amount, thus requiring an increase in the
                                    Overcollateralization Amount on future
                                    Payment Dates until it equals the Specified
                                    Overcollateralization Amount.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                ADVANTA REVOLVING HOME EQUITY LOAN TRUST 1999-A
                            Computational Materials




CLASS A NOTE RATE:                  The Class A Note Rate for each Interest
                                    Accrual Period will generally equal the
                                    lesser of:

                                    (i)      (x) with respect to any Payment
                                             Date which occurs on or prior to
                                             the Optional Redemption Date, the
                                             per annum rate equal to the sum of
                                             (a) the London interbank offered
                                             rate for one-month Eurodollar
                                             deposits appearing on Telerate
                                             Screen Page 3750 (LIBOR) as of the
                                             second LIBOR Business Day prior to
                                             the first day of such Interest
                                             Accrual Period (or as of two LIBOR
                                             Business Days prior to the Closing
                                             Date, in the case of the first
                                             Interest Accrual Period) and (b)
                                             [__]% and (y) for any Payment Date
                                             thereafter, the per annum rate
                                             equal to the sum of (a) LIBOR and
                                             (b) [2x the pricing spread]% (the
                                             rate described in this clause (i),
                                             the "Class A Formula Rate") and

                                    (ii)     (x) the per annum rate equal to (i)
                                             the product of (a) 12, and (b) the
                                             aggregate amount of interest due on
                                             the Loans during the prior
                                             Remittance Period, net of the
                                             amount of Prepayment Interest
                                             Shortfalls, Relief Act Shortfalls,
                                             the fee payable to the Master
                                             Servicer (the "Servicing Fee"), the
                                             fee payable to the Indenture
                                             Trustee (the "Indenture Trustee
                                             Fee"), the fee payable to the Owner
                                             Trustee (the "Owner Trustee Fee")
                                             and the premium payable to the
                                             Insurer (the "Premium Amount") for
                                             the related Remittance Period,
                                             divided by (ii) the aggregate
                                             principal balance of the Loans as
                                             of the beginning of the related
                                             Remittance Period, less (y) 0.50%
                                             (the rate described in this clause
                                             (ii) the "Class A Net Funds Cap
                                             Rate").

NET FUNDS CAP
CARRY FORWARD:                      For any Payment Date, if the amount of
                                    interest due on the Class A Notes is
                                    calculated at the Class A Net Funds Cap
                                    Rate, then the difference between the amount of interest due and the amount that would have been due if interest were calculated at the Class A Formula Rate (such difference the "Class A Net Funds Cap Carry Forward
                                    Amount") will be payable (together with
                                    interest thereon at the Class A Formula
                                    Rate) on future Payment Dates to the extent of the funds available therefor as described below under the heading "Cash Flow
                                    Waterfall." Payment of such amounts are not covered by the Ambac Insurance Policy.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                ADVANTA REVOLVING HOME EQUITY LOAN TRUST 1999-A
                            Computational Materials


PRINCIPAL PAYMENTS
FOR CLASS A NOTES:                  The term of the Class A Notes has been
                                    divided into two periods, the Managed
                                    Amortization Period and the Rapid
                                    Amortization Period. The Managed
                                    Amortization Period will commence on June
                                    25, 1999 (the "Initial Payment Date") and will end on the [36]th Payment Date (or, if earlier, the Payment Date immediately following the occurrence of a Rapid
                                    Amortization Event). The Rapid Amortization
                                    Period will commence on the Payment Date immediately following the end of the Managed
                                    Amortization Period and will end on the
                                    Payment Date on which the Class A Note
                                    Principal Balance has been reduced to zero.

                                    On each Payment Date, the holders of the Class A Notes will be entitled to receive the Scheduled Principal Distribution Amount for such Payment Date. The aggregate distributions of principal to the Class A Noteholders will not exceed the Original Class A Principal Balance.

                                    On any Payment Date during the Managed
                                    Amortization Period, the Scheduled Principal
                                    Distribution Amount will equal the excess
                                    (but in no event less than $0) of (x) the lesser of (i) the Maximum Principal Payment and (ii) the Net Principal Collections over
                                    (y) the Overcollateralization Reduction
                                    Amount, if any, with respect to such Payment
                                    Date.

                                    With respect to any Payment Date, the
                                    Maximum Principal Payment will equal
                                    [96.75]% (the Fixed Allocation Percentage) of the Principal Collections for the related Remittance Period.

                                    With respect to any Payment Date, Net
                                    Principal Collections are the excess of (x)
                                    Principal Collections for the related
                                    Remittance Period over (y) the aggregate principal amount of Additional Balances arising during the related Remittance Period, provided, that in no event will the Net Principal Collections be less than $0 with respect to any Payment Date.

                                    On any Payment Date during the Rapid
                                    Amortization Period, the Scheduled Principal
                                    Distribution Amount will equal the excess
                                    (but in no event less than $0) of (x) the Maximum Principal Payment over (y) the Overcollateralization Reduction Amount, if any, with respect to such Payment Date.

                                    With respect to any Payment Date, the
                                    Overcollateralization Reduction Amount will be the lesser of (i) the excess of (x) the Overcollateralization Amount for such Payment Date (assuming that 100% of the Scheduled Principal Distribution Amount for such Payment Date will be applied as a reduction in the Class A Principal Balance on such Payment Date), over (y) the Specified Overcollateralization Amount for such Payment Date, and (ii) the Scheduled Principal Distribution Amount for such Payment Date (calculated without taking into account any Overcollateralization Reduction Amount for such Payment Date).


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                ADVANTA REVOLVING HOME EQUITY LOAN TRUST 1999-A
                            Computational Materials


ACCELERATED PRINCIPAL
PAYMENTS:                           The holders of the Class A Notes may receive
                                    a payment of Excess Cashflow on any Payment
                                    Date, as a payment of principal (any such payment, an Accelerated Principal Payment), for the purpose of increasing the Overcollateralization Amount applicable to such Payment Date.

CASH FLOW WATERFALL:                On each Payment Date, to the extent of the
                                    available funds, the Indenture Trustee
                                    will make the following allocations,
                                    disbursements and transfers in the following order of priority:

                                    1)       Fees due to the Indenture Trustee
                                             and Owner Trustee;

                                    2)       Premium Amount payable to the
                                             Insurer;

                                    3)       Interest on the Class A Notes at
                                             the Class A Note Rate, together
                                             with any unpaid interest from prior
                                             Payment Dates;

                                    4)       Scheduled Principal Distribution
                                             Amount;

                                    5)       as a distribution of principal, the
                                             Overcollateralization Deficit;

                                    6)       any Reimbursement Amount to the
                                             Insurer;

                                    7)       the Accelerated Principal Payment
                                             in satisfaction of the
                                             overcollateralization requirements,
                                             payable out of Excess Cashflow;

                                    8)       any Class A Net Funds Cap
                                             Carry-Forward Amount then due;

                                    9)       reimbursement to the Master
                                             Servicer for any Servicer Advances
                                             to the extent not previously
                                             reimbursed; and

                                   10)       any amount remaining to the
                                             Certificateholders.

                                    With respect to any Payment Date, the
                                    Overcollateralization Deficit will be the amount, if any, by which the current Class A Principal Balance (after taking into account the payment of all principal from sources other than the Policy on such Payment Date), exceeds the aggregate principal balance of the Loans as of such Payment Date.

                                    With respect to any Payment Date, the
                                    "Excess Cashflow" will be the available
                                    funds with respect to such Payment Date
                                    remaining after the distribution of the
                                    amounts in clauses (1) through (6) above on such Payment Date.

SERVICING FEE:                      0.50% per annum (the Servicing Fee Rate) on
                                    the aggregate principal balances of the
                                    Loans

ADVANCES:                           Servicing Advances only (not P&I Advances).

TAX STATUS:                         The Class A Notes will be characterized as
                                    debt.

ERISA ELIGIBILITY:                  The Class A Notes are expected to be ERISA
                                    eligible.

SMMEA ELIGIBILITY:                  The offered securities will NOT be SMMEA
                                    eligible.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                ADVANTA REVOLVING HOME EQUITY LOAN TRUST 1999-A
                            Computational Materials

                        AVERAGE LIFE SENSITIVITY TABLES

TO 10% CALL

                                                                          % PREPAYMENT IN CPR
                                                       ------------------------------------------------------
CONSTANT DRAW RATE                                       10%       20%       25%       30%      35%      40%
-------------------------------------------------------------------------------------------------------------
                0%                 WAL in years          7.4       3.5       2.7       2.2      1.8      1.5
                       Expected Final in months          245       116        91        73       61       52
-------------------------------------------------------------------------------------------------------------
               10%                 WAL in years         10.0       4.6       3.5       2.8      2.3      1.9
                       Expected Final in months          269       134       104        84       70       59
-------------------------------------------------------------------------------------------------------------
               20%                 WAL in years         10.0       6.3       4.7       3.6      2.9      2.4
                       Expected Final in months          269       152       119        96       80       68

TO MATURITY

                                                                          % PREPAYMENT IN CPR
                                                       ------------------------------------------------------
CONSTANT DRAW RATE                                       10%       20%       25%       30%      35%      40%
-------------------------------------------------------------------------------------------------------------
                0%                 WAL in years          7.5       3.9       3.0       2.4      2.0      1.7
                       Expected Final in months          269       264       205       165      137      115
-------------------------------------------------------------------------------------------------------------
               10%                 WAL in years         10.0       5.0       3.8       3.0      2.5      2.0
                       Expected Final in months          269       269       218       176      146      123
-------------------------------------------------------------------------------------------------------------
               20%                 WAL in years         10.0       6.7       5.0       3.9      3.1      2.5
                       Expected Final in months          269       269       233       188      156      132








Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospects and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                ADVANTA REVOLVING HOME EQUITY LOAN TRUST 1999-A
                            Computational Materials

                                DECREMENT TABLE

                                                   CLASS A-1 TO 10% CALL
                                    -----------------------------------------------------
                                CPR %     10%     20%     25%     30%     35%     40%     45%
                               DRAW %      5%      5%      5%      5%      5%      5%      5%
                                          ----    ----    ----    ----    ----    ----    ----
PAYMENT DATE
------------
                   Initial %(5/25/99)     100%    100%    100%    100%    100%    100%    100%
                             5/25/00       88%     77%     72%     67%     62%     56%     51%
                             5/25/01       82%     63%     54%     45%     38%     31%     24%
                             5/25/02       77%     51%     40%     31%     22%     15%      9%
                             5/25/03       68%     41%     31%     24%     18%     13%      0%
                             5/25/04       60%     32%     24%     17%     12%      0%      0%
                             5/25/05       53%     26%     18%     12%      0%      0%      0%
                             5/25/06       47%     21%     13%      0%      0%      0%      0%
                             5/25/07       41%     17%     10%      0%      0%      0%      0%
                             5/25/08       38%     13%      0%      0%      0%      0%      0%
                             5/25/09       35%     11%      0%      0%      0%      0%      0%
                             5/25/10       31%      0%      0%      0%      0%      0%      0%
                             5/25/11       28%      0%      0%      0%      0%      0%      0%
                             5/25/12       25%      0%      0%      0%      0%      0%      0%
                             5/25/13       23%      0%      0%      0%      0%      0%      0%
                             5/25/14       20%      0%      0%      0%      0%      0%      0%
                             5/25/15       18%      0%      0%      0%      0%      0%      0%
                             5/25/16       17%      0%      0%      0%      0%      0%      0%
                             5/25/17       15%      0%      0%      0%      0%      0%      0%
                             5/25/18       13%      0%      0%      0%      0%      0%      0%
                             5/25/19       12%      0%      0%      0%      0%      0%      0%
                             5/25/20       11%      0%      0%      0%      0%      0%      0%
                             5/25/21        0%      0%      0%      0%      0%      0%      0%
                             5/25/22        0%      0%      0%      0%      0%      0%      0%

Weighted Average Life (in years)(1)        8.6     4.0     3.1     2.5     2.0     1.7     1.3

Weighted Average Life (in years)(2)        8.6     4.4     3.4     2.7     2.2     1.8     1.5

(1) Assumes that optional termination (10% of Notes) is exercised on the first possible Payment Date.
(2) Assumes that bonds pay to maturity.
(3) All percentages are rounded to the nearest 1%.





Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospects and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                ADVANTA REVOLVING HOME EQUITY LOAN TRUST 1999-A
                              Computational Materials

                               COLLATERAL SUMMARY

                                                       TOTAL            MINIMUM        MAXIMUM
                                                  ---------------     -----------    -----------
Total Number of Loans:                                      8,658
Total Outstanding Loan Balance:                    $255,902,013.94         $423.45    $417,000.00
Average Loan Principal Balance:                        $29,556.71
WA Current Coupon:                                        12.289%          7.750%        16.500%
WA Gross Margin:                                           4.541%          0.000%         8.750%
WA Gross Life Cap:                                        20.448%         15.750%        24.500%
WA Remaining Term to Maturity (months):                       269              68            276
WA Seasoning (months)                                           4               0             20
WA Original Term (months):                                    272              86            276

Lien Position:
     First Lien                                             9.52%
     Junior Lien                                           90.48%

WA CLTV:                                                   95.64%

WA Credit Utilization:                                     98.21%

Product Type:
     36 month draw/240 month repayment                     90.21%
     60 month draw/180 month repayment                      9.77%*

Documentation:
     Lite                                                   2.41%
     Full                                                  97.59%

Property Type:
     Single Family/PUD                                     94.07%
     Rowhouse/Townhouse/Condo                               3.46%
     2 to 4 Units                                           1.91%
     Manufactured                                           0.56%

Geographic Distribution:
     CA:                                                   10.90%
     PA:                                                    8.54%
     NY:                                                    8.22%
     MI:                                                    7.56%
     NJ:                                                    6.18%

WA FICO Score:
     For loans with WA CLTV <= 100%                           630
     For loans with WA CLTV > 100%                            673

*Numbers may not add to 100% due to rounding




Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospects and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                ADVANTA REVOLVING HOME EQUITY LOAN TRUST 1999-A
                            Computational Materials


                               Collateral Tables

GEOGRAPHIC DISTRIBUTION

                                                              % of Aggregate
                                   Principal Balance         Principal Balance
                     Number      Outstanding as of the     Outstanding as of the
Location            of Loans         Cut-off Date              Cut-off Date
--------            --------     ---------------------     ---------------------
California ........      839        $ 27,902,543.60                10.90%
Pennsylvania ......      774          21,853,531.29                 8.54%
New York ..........      616          21,035,175.96                 8.22%
Michigan ..........      689          19,350,899.47                 7.56%
New Jersey ........      458          15,812,127.56                 6.18%
Florida ...........      402          11,012,940.44                 4.30%
Virginia ..........      397          10,934,749.56                 4.27%
Massachusetts .....      326          10,316,367.85                 4.03%
Washington ........      314           9,707,106.07                 3.79%
Georgia ...........      330           9,696,055.67                 3.79%
Other* ............    3,511          98,260,516.47                38.42%
                       -----        ---------------               ------
  Total ...........    8,658        $255,902,013.94               100.00%
                       =====        ===============               ======

* Other includes any State that did not make the top ten distribution on a percentage basis.











Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                ADVANTA REVOLVING HOME EQUITY LOAN TRUST 1999-A
                            Computational Materials


                               Collateral Tables

PRINCIPAL BALANCES

                                                                 % of Aggregate
                                         Principal Balance      Principal Balance
Range of                      Number   Outstanding as of the  Outstanding as of the
Principal Balances           of Loans      Cut-off Date           Cut-off Date
------------------           --------  ---------------------  ---------------------
      $0.00 -  $25,000.00 ...   4,030     $ 71,329,422.47              27.87%
 $25,000.01 -  $50,000.00 ...   4,109      147,158,264.74              57.50%
 $50,000.01 -  $75,000.00 ...     401       24,276,465.33               9.49%
 $75,000.01 - $100,000.00 ...      70        6,086,799.54               2.38%
$100,000.01 - $125,000.00 ...      20        2,220,179.38               0.87%
$125,000.01 - $150,000.00 ...      16        2,181,441.55               0.85%
$150,000.0 >=             ...      12        2,649,440.93               1.04%
                                -----     ---------------             ------
  Total ...........             8,658     $255,902,013.94             100.00%
                                =====     ===============             ======

                                         Min:  $423.45
                                         Max:  $417,000.00
                   Average Principal Balance:  $29,556.71









Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                ADVANTA REVOLVING HOME EQUITY LOAN TRUST 1999-A
                            Computational Materials


                               Collateral Tables

REMAINING TERMS TO MATURITY

                                                              % of Aggregate
Range of Remaining                 Principal Balance         Principal Balance
Terms to Maturity    Number      Outstanding as of the     Outstanding as of the
(months)            of Loans         Cut-off Date              Cut-off Date
------------------  --------     ---------------------     ---------------------
less than 229 .....        1        $     35,709.68                 0.01%
  229  -  234 .....       93           2,162,491.00                 0.85%
  235  -  240 .....      891          22,843,595.71                 8.93%
  253  -  258 .....        3              65,662.91                 0.03%
  259  -  264 .....       20             402,913.36                 0.16%
  265  -  270 .....    2,134          63,179,464.03                24.69%
  271  -  276 .....    5,516         167,212,177.25                65.33%
                       -----        ---------------               ------
  Total ...........    8,658        $255,902,013.94               100.00%
                       =====        ===============               ======

                                          Min:  68 months
                                          Max: 276 months
                        WA by Current Balance: 269 months











Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                ADVANTA REVOLVING HOME EQUITY LOAN TRUST 1999-A

                            Computational Materials


                               Collateral Tables

LOAN RATES


                                                                                                       % of Aggregate
                                                                        Principal Balance             Principal Balance
                                              Number                  Outstanding as of the        Outstanding as of the
Range of Loan Rates (%)                      of Loans                    Cut-off Date                  Cut-off Date
-----------------------                     -----------                ----------------------      ------------------------
 7.750 -   8.000         .................       25                      $  2,380,827.95                     0.93%
 8.001 -   9.000         .................      167                         8,687,538.38                     3.39%
 9.001 -  10.000         .................      538                        21,010,948.03                     8.21%
10.001 - 11.000          .................      771                        24,516,397.68                     9.58%
11.001 - 12.000          .................    1,348                        43,374,059.51                    16.95%
12.001 - 13.000          .................    2,115                        61,393,915.25                    23.99%
13.001 - 14.000          .................    3,298                        85,317,903.32                    33.35%
14.001 - 15.000          .................      377                         8,782,301.69                     3.43%
15.001 >=                .................       19                           438,122.13                     0.17%
                                            ----------                 ----------------------      --------------------------
          Total                               8,658                      $255,902,013.94                   100.00%
                                            ==========                 ======================      ==========================

                                                  Min:     7.750%
                                                  Max:     16.500%
                                WA by Current Balance:     12.289%








Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                ADVANTA REVOLVING HOME EQUITY LOAN TRUST 1999-A

                            Computational Materials


                               Collateral Tables

GROSS MARGIN


                                                                                                       % of Aggregate
                                                                        Principal Balance             Principal Balance
                                              Number                  Outstanding as of the        Outstanding as of the
Range of Margins    (%)                      of Loans                    Cut-off Date                  Cut-off Date
-----------------------                     -----------                ----------------------      ------------------------
 0.000 -  1.000          .................      135                      $  7,887,937.73                     3.08%
 1.001 -  1.500          .................      210                         8,265,850.25                     3.23%
 1.501 -  2.000          .................      271                        11,370,051.62                     4.44%
 2.001 -  2.500          .................      287                        10,849,850.51                     4.24%
 2.501 -  3.000          .................      418                        12,275,489.55                     4.80%
 3.001 -  3.500          .................      354                        11,749,475.77                     4.59%
 3.501 -  4.000          .................      918                        29,035,718.19                    11.35%
 4.001 -  4.500          .................      566                        16,524,945.57                     6.46%
 4.501 -  5.000          .................    1,358                        42,700,568.32                    16.69%
 5.001 -  5.500          .................    1,073                        26,069,451.69                    10.19%
 5.501 -  6.000          .................    1,875                        53,290,490.97                    20.81%
 6.001 -  6.500          .................      903                        19,317,926.52                     7.55%
 6.501 -  7.000          .................      259                         5,883,141.50                     2.30%
 7.001 >=                .................       31                           681,115.75                     0.27%
                                            ----------                 ----------------------      --------------------------
          Total                               8,658                      $255,902,013.94                   100.00%
                                            ==========                 ======================      ==========================

                                                  Min:     0.000%
                                                  Max:     8.750%
                                WA by Current Balance:     4.541%








Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                ADVANTA REVOLVING HOME EQUITY LOAN TRUST 1999-A

                            Computational Materials


                               Collateral Tables

LOAN RATES


                                                                                                       % of Aggregate
                                                                        Principal Balance             Principal Balance
Range of Combined                             Number                  Outstanding as of the        Outstanding as of the
Loan-to-Value Ratios(%)                       of Loans                    Cut-off Date                  Cut-off Date
-----------------------                     -----------                ----------------------      ------------------------
  0.00 -  50.00          .................       238                      $   7,785,012.19                     3.04%
 50.01 -  80.00          .................     1,060                         38,032,681.13                    14.86%
 80.01 -  90.00          .................     1,354                         41,955,457.02                    16.40%
 90.01 - 100.00          .................     3,767                         93,417,997.99                    36.50%
100.01 - 125.00          .................     2,239                         74,710,865.61                    29.20%
                                            ----------                 ----------------------      --------------------------
          Total                                8,658                       $255,902,013.94                   100.00%
                                            ==========                 ======================      ==========================

                                                  Min:     7.66%
                                                  Max:     125.00%
                                WA by Current Balance:     95.64%








Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                ADVANTA REVOLVING HOME EQUITY LOAN TRUST 1999-A
                -----------------------------------------------
                            Computational Materials


                               Collateral Tables

Maximum Loan Rates

                                                                                              % of Aggregate
                                                                  Principal Balance          Principal Balance
                                                   Number       Outstanding as of the     Outstanding as of the
Range of Maximum Loan Rates(%)                    of Loans          Cut-off Date                Cut-off Date
------------------------------                    --------      ---------------------     ---------------------
  15.001 - 16.000 ..........................           41          $  1,726,008.20                  0.67%
  16.001 - 17.000 ..........................          133             7,346,049.21                  2.87%
  17.001 - 18.000 ..........................          528            20,860,730.88                  8.15%
  18.001 - 19.000 ..........................          710            23,161,645.43                  9.05%
  19.001 - 20.000 ..........................        1,058            35,568,743.00                 13.90%
  20.001 - 21.000 ..........................        2,023            58,575,439.18                 22.89%
  21.001 - 22.000 ..........................        3,527            94,336,380.62                 36.87%
  22.001 - 23.000 ..........................          615            13,899,171.82                  5.43%
  23.001 >=       ..........................           23               427,845.60                  0.17%
                                                  --------      ---------------------     ---------------------
            Total                                   8,658         $ 255,902,013.94                100.00%
                                                  ========      =====================     =====================

                                                      Min:      15.750%
                                                      Max:      24.500%
                                     WA by Current Balance      20.448%




Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                ADVANTA REVOLVING HOME EQUITY LOAN TRUST 1999-A
                -----------------------------------------------
                            Computational Materials


                               Collateral Tables

Credit Limits

                                                                                              % of Aggregate
                                                                  Principal Balance          Principal Balance
                                                   Number       Outstanding as of the     Outstanding as of the
Range of Credit Limits                           of Loans          Cut-off Date                Cut-off Date
------------------------------                    --------      ---------------------     ---------------------
  $      0.01 -  25,000.00 ...................        3,837         $ 67,708,646.64                 26.46%
    25,000.01 -  50,000.00 ...................        4,269          149,667,278.95                 58.47%
    50,000.01 -  75,000.00 ...................          430           25,249,599.92                  9.87%
    75,000.01 - 100,000.00 ...................           67            5,726,376.49                  2.24%
   100,000.01 - 125,000.00 ...................           25            2,602,642.52                  1.02%
   125,000.01 - 150,000.00 ...................           17            2,272,928.49                  0.89%
   150,000.01 <=           ...................           13            2,674,540.93                  1.05%
                                                  --------      ---------------------     ---------------------
            Total                                   8,658         $ 255,902,013.94                100.00%
                                                  ========      =====================     =====================

                                                      Min:      $8,000.00
                                                      Max:      $420,000.00
                                    Average  Credit Limit:      $39,917.77




Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                ADVANTA REVOLVING HOME EQUITY LOAN TRUST 1999-A
                -----------------------------------------------
                            Computational Materials


                               Collateral Tables

Credit Limit Utilization Rates

                                                                                              % of Aggregate
                                                                  Principal Balance          Principal Balance
                                                   Number       Outstanding as of the     Outstanding as of the
Range of Credit Limit Utilization Rates(%)        of Loans          Cut-off Date                Cut-off Date
------------------------------------------        --------      ---------------------     ---------------------
    0.000 -  50.000 ........................          140          $  1,338,002.68                  0.52%
   50.001 -  80.000.........................          290             6,262,780.58                  2.45%
   80.001 -  90.000.........................          201             5,377,270.13                  2.10%
   90.001 - 100.000.........................        7,897           293,312,497.46                 93.52%
  100.001 - 103.000 ..........................        130             3,611,463.09                  1.41%
                                                  --------      ---------------------     ---------------------
            Total                                   8,658         $ 255,902,013.94                100.00%
                                                  ========      =====================     =====================

                                                      Min:      3.000%
                                                      Max:      103.000%
                                     WA by Current Balance      98.210%




Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                ADVANTA REVOLVING HOME EQUITY LOAN TRUST 1999-A
                            Computational Materials


                               COLLATERAL TABLES

DISTRIBUTION OF SEASONING

                                                                                        % OF AGGREGATE
                                                            PRINCIPAL BALANCE          PRINCIPAL BALANCE
                                              NUMBER      OUTSTANDING AS OF THE      OUTSTANDING AS OF THE
SEASONING IN MONTHS                          OF LOANS         CUT-OFF DATE               CUT-OFF DATE
-------------------                          --------     ---------------------      ---------------------
             0 - 6          ...............    7,439       $    220,625,339.48               86.22%
             7 - 12         ...............    1,200             34,839,816.29               13.61%
            13 - 18         ...............       17                386,167.28                0.15%
            19 +            ...............        2                 50,690.89                0.02%
                                             --------     ---------------------      ---------------------
                      Total                    8,658       $    255,902,013.94              100.00%
                                             ========     =====================      =====================

                                                 Min:  0 months
                                                 Max:  20 months
                               WA by Current Balance:  4 months

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                ADVANTA REVOLVING HOME EQUITY LOAN TRUST 1999-A
                            Computational Materials


                               COLLATERAL TABLES

DELINQUENCY STATUS

                                                                                        % OF AGGREGATE
                                                            PRINCIPAL BALANCE          PRINCIPAL BALANCE
                                              NUMBER      OUTSTANDING AS OF THE      OUTSTANDING AS OF THE
NUMBER OF DAYS DELINQUENT                    OF LOANS         CUT-OFF DATE               CUT-OFF DATE
-------------------------                    --------     ---------------------      ---------------------
Current                     ...............    8,322       $    246,014,181.76               96.14%
1 - 29 days                 ...............      289              8,557,905.47                3.34%
30 - 59 days                ...............       47              1,329,926.71                0.52%
                                             --------     ---------------------      ---------------------
                      Total                    8,658       $    255,902,013.94              100.00%
                                             ========     =====================      =====================

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                ADVANTA REVOLVING HOME EQUITY LOAN TRUST 1999-A
                            Computational Materials

                               COLLATERAL TABLES

LIEN PRIORITY

                                                                   % OF AGGREGATE
                                       PRINCIPAL BALANCE          PRINCIPAL BALANCE
                       NUMBER       OUTSTANDING AS OF THE       OUTSTANDING AS OF THE
LIEN PRIORITY         OF LOANS          CUT-OFF DATE                CUT-OFF DATE
-------------         --------      ---------------------       ----------------------
First Lien ..........     483          $ 24,360,273.69                   9.52%
Junior Lien..........   8,175           231,541,740.25                  90.48%
                       ------          ---------------                ---------
       Total            8,658          $255,902,013.94                 100.00%
                       ======          ===============                =========




Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                ADVANTA REVOLVING HOME EQUITY LOAN TRUST 1999-A
                            Computational Materials

                               COLLATERAL TABLES

PROPERTY TYPES

                                                                             % OF AGGREGATE
                                                PRINCIPAL BALANCE           PRINCIPAL BALANCE
                                 NUMBER       OUTSTANDING AS OF THE       OUTSTANDING AS OF THE
PROPERTY TYPES                  OF LOANS          CUT-OFF DATE                CUT-OFF DATE
--------------                  --------      ---------------------       ----------------------
Single Family/PUD.............   8,148           $240,717,744.09                   94.07%
Rowhouse/Townhouse/Condo......     299              8,863,977.71                    3.46%
2 to 4 Units..................     147              4,883,041.09                    1.91%
Manufactured..................      64              1,437,251.05                    0.56%
                                 ------          ---------------                  ---------
         Total                   8,658           $255,902,013.94                  100.00%
                                 ------          ---------------                  ---------



OCCUPANCY STATUS

                                                                             % OF AGGREGATE
                                                PRINCIPAL BALANCE           PRINCIPAL BALANCE
                                 NUMBER       OUTSTANDING AS OF THE       OUTSTANDING AS OF THE
OCCUPANCY STATUS                OF LOANS          CUT-OFF DATE                CUT-OFF DATE
----------------                --------      ---------------------       ----------------------
Owner Occupied................   8,829           $254,781,650.45                   99.56%
Non-Owner Occupied............      29              1,120,363.49                    0.44%
                                 ------          ---------------                ---------
         Total                   8,658           $255,902,013.94                  100.00%
                                 ------          ---------------                ---------




Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


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